UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 31, 2022

VORNADO REALTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland	No.	001-11954	No.	22-1657560
(State or Other	(Commission		(IRS Employer
Jurisdiction of Incorporation)	File Number)		Identification No.)
VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No.	001-34482	No.	13-3925979
(State or Other	(Commission		(IRS Employer
Jurisdiction of Incorporation)	File Number)		Identification No.)

888 Seventh Avenue
New York,	New York	10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Vornado Realty Trust	Common Shares of beneficial interest, $.04 par value per share	VNO	New York Stock Exchange
Cumulative Redeemable Preferred Shares of beneficial interest, liquidation preference $25.00 per share:
Vornado Realty Trust	5.40% Series L	VNO/PL	New York Stock Exchange
Vornado Realty Trust	5.25% Series M	VNO/PM	New York Stock Exchange
Vornado Realty Trust	5.25% Series N	VNO/PN	New York Stock Exchange
Vornado Realty Trust	4.45% Series O	VNO/PO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of New Trustee
On March 31, 2022, the Board of Trustees (“Board”) of Vornado Realty Trust (the “Company”), at the recommendation of the Corporate Governance and Nominating Committee of the Board, elected Raymond J. McGuire to the Board to serve until the Company’s 2022 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Mr. McGuire has over 35 years of experience in finance and corporate strategy, most recently as Vice Chairman of Citigroup from 2018 to 2020. He joined Citigroup in 2005, serving as Global Co-Head of Investment Banking from 2005 to 2008, Global Head of Corporate and Investment Banking from 2008 to 2018 and as Vice Chairman from 2018 to 2020. Prior to that, Mr. McGuire served as Global Co-Head of Mergers and Acquisitions at Morgan Stanley from 2003 to 2005.
The Board has determined that Mr. McGuire is “independent” in accordance with the rules and standards of the New York Stock Exchange, the Securities and Exchange Commission and the Company’s governance guidelines. Mr. McGuire does not have a material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K, and there is no arrangement or understanding between Mr. McGuire and any other person pursuant to which he was selected as a trustee.
As an independent Trustee, Mr. McGuire will participate in the Company’s Trustee compensation program for non-officers pursuant to which he will receive an annual cash retainer of $75,000 and an annual grant of restricted shares or restricted units with a value equal to $175,000 (not to be sold while a Trustee, except in certain circumstances). In addition, as a newly elected Trustee, Mr. McGuire will receive one time equity award with a value of $250,000 (not to be sold while a Trustee, except in certain circumstances).
Departure of Trustee
On March 31, 2022, Dr. Richard West informed the Board of his decision not to stand for re-election to the Board at the Company’s 2022 Annual Meeting of Shareholders and that he will retire as a trustee, following 40 years of service, at the conclusion of the 2022 Annual Meeting of Shareholders. Dr. West also serves on the audit committee of the Board. Dr. West confirmed to the Board that his determination not to stand for re-election is not the result of any disagreement with the Company relating to its operations, policies or practices.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Deirdre Maddock
Name:	Deirdre Maddock
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)
Date: March 31, 2022

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Deirdre Maddock
Name:	Deirdre Maddock
Title:	Chief Accounting Officer of Vornado Realty Trust, sole General Partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)
Date: March 31, 2022

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